Property and Equipment	12 Months Ended
Dec. 31, 2024
Property and Equipment [Abstract]
Property and Equipment

Note 4 – Property and Equipment

Property and equipment consisted of the following as of:

	December 31, 2024	December 31, 2023
Furniture and fixtures	16,715	13,967
Office and computer equipment	83,408	21,413
Accumulated depreciation and impairment	(100,123)	(5,748)
Property and equipment, net	-	29,632

Depreciation expense was approximately $17,200 and $5,700 for 2024 and 2023, respectively. During 2024, the Company terminated its operating leases and has significantly reduced its operations in India. As a result, management has determined that the Company’s property and equipment, which is located exclusively in India, is impaired. Therefore, property and equipment has been written down to its estimated realizable value and an impairment charge of approximately $80,000 has been recorded for 2024.